MUNICIPAL ADVANTAGE FUND INC.                                 November 27, 2000



Dear  Shareholder:

The Municipal Advantage Fund (the "Fund") recorded strong performance during the fiscal year ended October 31, 2000, achieving a net asset value ("NAV") total return of 10.4%, exceeding the 8.5% return of the Fund's benchmark, the Lehman Brothers Municipal Bond Index ("Lehman Index"). The Fund's market value total return (the price change of the Fund's common shares on the New York Stock Exchange plus reinvested dividends) was 3.4%, as the market price of the Fund's common shares trailed the increase in the NAV.

During the six months ended October 31, 2000, the Fund's NAV total return of 7.2% surpassed the 5.7% return of the Lehman Index. The market value total return was 2.2% during this period.

STRENGTHENING OF BOND PRICES

The Fund   achieved  its strong  fiscal-year  results  through  the  benefits of utilizing leverage in a rising bond market and through favorable security selection.

The bond market has performed well since January, reversing the difficult market conditions of calendar year 1999. Several factors have sparked the market's rally, particularly, growing evidence that the Federal Reserve (the "Fed") has been successful in its efforts to slow economic growth and keep inflation under control. Low inflation is beneficial to investments in bonds.

The Fund invests substantially all of its assets in long-term tax-exempt securities that are rated "investment grade" at the time of purchase by at least one recognized rating agency. At October 31, 2000, 96.5% of the Fund was invested in long-term securities.

In managing the portfolio, we invest in those sector, maturity and quality groups of the municipal bond market that we believe offer the best relative value--the highest yield at the lowest price with the least amount of risk. Because currently there is minimal yield difference between higher-rated and lower-rated securities, the Fund is invested primarily in higher-quality bonds--as 95.1% of the Fund at year-end was allocated to securities rated A or better by Standard & Poor's or Moody's. In particular, we have emphasized longer-term, triple-A insured municipals, one of the better performing sectors of the municipal securities market during the past few months.

At the same time, the municipal yield curve is quite steep--longer bonds offer significantly higher yields than medium and shorter issues. For this reason, the Fund currently owns many securities with maturities of 15 years or more; where we believe yields are especially attractive.

PORTFOLIO ANALYSIS

We seek to control risk not only through investment quality, but also by diversifying the Fund's portfolio across states and market sectors. The Fund's five largest state positions at the end of October were: Texas, representing 10.6% of the Fund's net assets; New York, 10.5%; California, 8.6%; Nevada, 7.8%; and Michigan, 7.2%.

The five largest market sectors were: health and hospitals, representing 18.1% of the Fund's net assets; general obligations, 16.3%; housing, 15.0%; airlines and airports, 13.2%; and water and sewer, 13.1%. Our sizable holdings in healthcare and housing bonds provide incremental yield, while our holdings of general obligation securities have benefited from the currently strong financial condition of many state and local agencies as federal surpluses have filtered down to local governments.

The average maturity of the portfolio was 19.8 years at the end of October 2000, compared with 20.8 years at the end of October 1999.

PREFERRED STOCK COSTS

The Fund issues auction rate preferred stock to generate additional income for common shareholders. Proceeds from the preferred stock are invested in municipal bonds that currently yield more than the cost of the preferred stock, with the Fund's common shares realizing the difference. In addition to generating more income, the use of leverage tends to magnify the capital appreciation of the common shares in a rising bond market and magnify their capital losses in a declining market.

At the most recent auction on November 6, 2000, the Fund sold 28-day auction rate preferred stock at an annual dividend rate of 4.30%, compared to a rate of 4.25% on the previous 28-day issue.

COMMON SHARE DIVIDENDS

The Fund paid dividends totaling 75.65 cents per common share during the fiscal year ended October 31, 2000. As previously reported, the Fund reduced its monthly dividend rate twice during the year as higher borrowing costs on the preferred stock (driven generally by rising short-term interest rates) reduced the amount of income available for distribution to common shareholders. The first reduction was to 6.35 cents per month per common share from 6.65 cents per common share in March 2000, followed by a further reduction to 6.00 cents per common share in June 2000.

In spite of these reductions, we believe the Fund's common shares offer an attractive yield relative to other quality fixed-income investments. The yield on the common shares was 6.33% at October 31, 2000, based on the $11.375 per share closing market price at the end of October and the annualized monthly dividend rate of 6 cents per common share. For an investor in the top federal tax bracket of 39.6%, the Fund's yield was equivalent to 10.48% on a taxable basis.

DISCOUNT

The Fund's common shares trade at a discount to their NAV, as is true of many closed-end municipal bond funds. The size of the discount has fluctuated over time, based on the relationship of the Fund's market price to its NAV. The discount widened to 17.3% at October 31, 2000 from 10.8% one year earlier. Common shareholders have an opportunity to capitalize on the discount and acquire an interest in quality securities at a price below NAV by reinvesting their dividends.

RECORDED UPDATE

For an update on the municipal bond markets and to receive specific information concerning the Fund, including largest holdings, asset allocation, NAV, performance and other information, please call our toll-free number, (800) 223-2413.


SUMMARY AND OUTLOOK

The Fund enjoyed a year of strong NAV performance, due in large part to improved bond market conditions. Because many of the factors that have bolstered bond prices are still in place, we believe the investment outlook for municipal securities remains constructive. Bonds continue to benefit from the weakness and volatility plaguing the stock market. Moreover, the Fed's six short-term rate increases from mid-1999 through mid-2000 have dampened economic growth and it appears as if the Fed is at or near the end of its tightening cycle. Inflation, though certainly threatened by the sustained rise in oil prices, remains in check.

We continue to focus on providing holders of the Fund's common shares with a high level of income exempt from regular federal income tax, consistent with the preservation of capital. We at the Fund, together with PIMCO Advisors L.P., the Fund's investment manager, and OpCap Advisors, which provides advisory and administrative services to the Fund, are mindful of the trust you have placed in us. Thank you for investing in the Fund.

                                                         Sincerely,

                                                         /s/ Stephen J. Treadway
                                                         -----------------------
                                                         Stephen J. Treadway
                                                         Chairman

                          MUNICIPAL ADVANTAGE FUND INC.
                             SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2000



  PRINCIPAL
   AMOUNT                                                                                CREDIT RATING*
    (000)                                                                                 (MOODY'S/S&P)                Value**
-----------------------------------------------------------------------------------------------------------------------------------
               MUNICIPAL BONDS--96.5%
               ALABAMA--2.6%
     $2,000    DCH Hlth. Care Auth., Health Care Fac. Rev., Ser. B,
                  5.70%, 6/1/15................................................                A1/A+              $   1,936,820
      1,000    State Docks Dept. Fac. Rev., (MBIA),
                  6.15%, 10/1/14...............................................               Aaa/AAA                 1,049,840
      1,250    State Pub. School & College Auth., (FSA),
                 4.25%, 11/1/18................................................               Aaa/AAA                 1,059,288
                                                                                                                   -------------
                                                                                                                      4,045,948
                                                                                                                   -------------
               CALIFORNIA--8.6%
      1,000    Burbank Redev. Agcy.,
                 6.00%, 12/1/13................................................              Baa1/A-                  1,040,260
      1,000    Foothill/Eastern Corridor Agcy., Toll Rd. Rev.,
                 5.75%, 1/15/40................................................              Baa3/BBB-                  979,920
      2,500    Health Fac. Fin. Auth. Rev., Ser. A,
                 6.25%, 3/1/21.................................................                A3/A                   2,536,475
      1,000    Lafayette Elem. School Dist., (FSA),
                 5.90%, 5/15/17................................................                NR/AAA                 1,054,130
      4,000    Los Angeles Harbor Dept. Rev., Ser. B,
                  5.375%, 11/1/23+.............................................               Aa3/AA                  3,889,440
      1,000    Los Angeles Regional Arpt. Rev.,
                 6.70%, 1/1/22.................................................                NR/A-                  1,030,980
      1,000    Madera Cnty. CP, (MBIA),
                  6.125%, 3/15/23 (Pre-refunded @ 102, 3/15/05)++..............               Aaa/AAA                 1,095,730
      2,000    Tustin, Univ. Sch. Dist. Spec. Tax, (FSA),
                 4.50%, 9/1/24.................................................               Aaa/AAA                 1,719,400
                                                                                                                  -------------
                                                                                                                     13,346,335
                                                                                                                  -------------
              COLORADO--5.0%
              Denver City & Cnty. Arpt. Rev., (MBIA),
      1,500       5.60%, 11/15/25, Ser. C.......................................              Aaa/AAA                 1,466,400
      3,000       5.75%, 11/15/17, Ser. B......................................               Aaa/AAA                 3,034,500
      3,085    Health Fac. Auth. Rev., (MBIA),
                  5.95%, 5/15/12...............................................               Aaa/AAA                 3,202,631
                                                                                                                  -------------
                                                                                                                      7,703,531
                                                                                                                  -------------
               CONNECTICUT--0.4%
        555    State Housing Fin. Auth., Ser. D-2,
                 6.20%, 11/15/27+ .............................................               Aa2/AA                    567,027
                                                                                                                  -------------
               DISTRICT OF COLUMBIA--1.3%
      1,100    Dist. of Col., Ser. A,
                 5.25%, 6/1/27 (MBIA)..........................................               Aaa/AAA                 1,032,020
      1,000    World Wildlife Fund, Ser. A,
                 6.00%, 7/1/18 (AMBAC).........................................               Aaa/AAA                 1,049,840
                                                                                                                  --------------
                                                                                                                      2,081,860
                                                                                                                  --------------
               FLORIDA--0.7%
      1,000    Jacksonville Port Auth. Arpt. Rev., Ser. A, (AMBAC),
                 6.25%, 10/1/24+...............................................               Aaa/AAA                 1,040,280
                                                                                                                  -------------


                          MUNICIPAL ADVANTAGE FUND INC.
                             SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2000
                                   (CONTINUED)


  PRINCIPAL
   AMOUNT                                                                                CREDIT RATING*
    (000)                                                                                 (MOODY'S/S&P)                Value**
-----------------------------------------------------------------------------------------------------------------------------------

               MUNICIPAL BONDS (CONTINUED)
               GEORGIA--3.3%
     $1,750    Cherokee Cnty. Water & Sewer Auth. Rev., (MBIA),
                  5.50%, 8/1/23................................................               Aaa/AAA             $   1,765,733
      1,000    Savannah Hosp. Auth. Rev.,
                 6.125%, 7/1/12 (Pre-refunded @ 102, 7/1/03)++.................                A2/NR                  1,057,580
      1,000    State GO, Ser. B,
                 5.00%, 3/1/13.................................................               Aaa/AAA                 1,002,670
      1,260    Toombs Cnty. Hosp. Auth. Rev.,
                 7.00%, 12/1/17................................................                NR/BBB                 1,263,074
                                                                                                                  -------------
                                                                                                                      5,089,057
                                                                                                                  --------------
               HAWAII--2.6%
      3,000    Dept. of Budget & Finance, Ser. B, (AMBAC),
                 5.75%, 12/1/18................................................               Aaa/AAA                 3,004,380
      1,000    State Arpt. Sys. Rev., Ser. A, (FGIC),
                 5.75%, 7/1/21.................................................               Aaa/AAA                 1,015,850
                                                                                                                  --------------
                                                                                                                      4,020,230
                                                                                                                  --------------
               ILLINOIS--3.2%
      1,000    Chicago Wastewater Transmission Rev.,
                  6.00%, 1/1/17................................................               Aaa/AAA                 1,049,580
      1,000    Chicago Water Rev., (FGIC),
                  5.25%, 11/1/17...............................................               Aaa/AAA                   976,500
      1,000    Educational Facs. Auth. Rev.,
                  5.25%, 9/1/24................................................                A-/A-                    820,300
      1,435    State GO, (AMBAC),
                  5.875%, 6/1/12...............................................               Aa2/AA                  1,476,127
        680    Housing Dev. Auth. Rev., Ser. A-2,
                  6.70%, 8/1/25+...............................................               Aa2/AA                    693,192
                                                                                                                  --------------
                                                                                                                      5,015,699
                                                                                                                  --------------
               KENTUCKY--0.7%
      1,000    Louisville & Jefferson Cntys.
               Metropolitan Sewer Dist., Ser. A, (AMBAC),
                  6.50%, 5/15/24 (Pre-refunded @ 102, 11/15/04)++ .............               Aaa/AAA                 1,089,410
                                                                                                                  --------------
               LOUISIANA--1.0%
      1,500    New Orleans GO, (AMBAC),
                  6.125%, 10/1/16..............................................               Aaa/AAA                 1,565,160
                                                                                                                  --------------
               MASSACHUSETTS--3.8%
               State Health & Education Fac. Auth. Rev.,
      1,000       5.125%, 7/1/19, Ser. B.......................................                A1/AA-                   885,020
      2,250       6.25%, 12/1/22, Ser. G-1......................................               A1/A                   2,262,622
      1,175    State Water Poll. Abatement Trust, Ser. A,
                  6.375%, 2/1/15...............................................               Aa1/AA+                 1,247,192
      1,750    State Water Resource Auth., Ser. B, (FSA),
                  4.50%, 8/1/22 ...............................................               Aaa/AAA                 1,477,613
                                                                                                                  --------------
                                                                                                                      5,872,447
                                                                                                                  --------------

                          MUNICIPAL ADVANTAGE FUND INC.
                             SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2000
                                   (CONTINUED)


  PRINCIPAL
   AMOUNT                                                                                CREDIT RATING*
    (000)                                                                                 (MOODY'S/S&P)                Value**
-----------------------------------------------------------------------------------------------------------------------------------

               MUNICIPAL BONDS (CONTINUED)
               MICHIGAN--7.2%
     $3,000    State Hospital Fin. Auth. Rev.,
                  5.50%, 10/1/18................................................              Aaa/NR               $  1,001,340
                  8.125%, 10/1/21 (Pre-refunded @ 102, 10/1/05)++...............              Aaa/AAA                 2,338,940
      1,000    Muncipal Bond Auth. Rev., Drinking Water Revolving Fund,
                  4.75%, 10/1/18...............................................               Aaa/AAA                   905,650
      1,000    State Poll. Control Rev.,
                  6.20%, 9/1/20................................................                A2/A                   1,024,020
      6,500    Wayne Cnty. Arpt. Rev., (MBIA),
                  5.00%, 12/1/22-12/1/28+......................................               Aaa/AAA                 5,819,175
                                                                                                                  -------------
                                                                                                                     11,089,125
                                                                                                                 \-------------
               minnesota--3.8%
               State Housing Fin. Agcy.,
      3,940       6.00%-6.10%, 2/1/14-8/1/22, Ser. E...........................               Aa1/AA                  3,985,965
      1,865       6.25%, 8/1/22, Ser. B .......................................               Aa1/AA                  1,867,742
                                                                                                                  -------------
                                                                                                                      5,853,707
                                                                                                                  -------------
               NEVADA--7.8%
      2,000    Clark Cnty. GO, Ser. A, (MBIA),
                  6.00%, 6/1/13 (Pre-refunded @ 101, 6/1/04)++.................               Aaa/AAA                 2,111,140
      1,000    Clark Cnty. Ind. Dev. Rev., Ser. A,
                  5.60%, 10/1/30...............................................                NR/BBB                   845,110
      2,000    Clark Cnty. Passenger Fac. Charge Rev., (MBIA),
                  5.75%, 7/1/23................................................               Aaa/AAA                 1,997,300
      2,400    Henderson Water & Sewer Rev., Ser. A, (FGIC),
                  4.75%, 9/1/18................................................               Aaa/AAA                 2,152,104
               Housing Division Rev.,
      1,250       5.95%, 4/1/22................................................               Aa2/AA                  1,254,662
      1,600       6.125%, 4/1/22, Ser. B-2, (FHA)...............................              Aa2/AA                  1,619,616
        990       6.20%, 10/1/28, Ser. E, (FHA).................................              Aaa/NR                  1,002,276
      1,050       6.20%, 4/1/17, Ser. B-1, (AMBAC).............................               Aaa/AAA                 1,061,729
                                                                                                                    -----------
                                                                                                                     12,043,937
                                                                                                                    -----------
               NEW HAMPSHIRE--1.6%
      1,000    Higher Educational & Health Fac. Auth. Rev.,
                  6.125%, 10/1/13..............................................              Baa1/NR                    964,110
               State Housing Finance Auth.,
        725       6.50%, 7/1/14, Ser. D+.......................................               Aa2/NR                    737,042
        775       6.90%, 7/1/19, Ser. C+.......................................               Aa3/NR                    793,081
                                                                                                                  -------------
                                                                                                                      2,494,233
                                                                                                                  -------------
               NEW JERSEY--0.6%
      1,000    Economic Dev. Auth. Heating & Cooling Rev., Ser. B,
                 6.20%, 12/1/07................................................                NR/BBB-                  985,500
                                                                                                                  -------------


                          MUNICIPAL ADVANTAGE FUND INC.
                             SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2000
                                   (CONTINUED)


  PRINCIPAL
   AMOUNT                                                                                CREDIT RATING*
    (000)                                                                                 (MOODY'S/S&P)                Value**
-----------------------------------------------------------------------------------------------------------------------------------

               MUNICIPAL BONDS (CONTINUED)
               NEW YORK--10.3%
     $1,000    Long Island Pwr. Auth. Elec. Syst. Rev., Ser. A,
                  5.50%, 12/1/29................................................             Baa1/A                $    956,680
      1,000    Municipal Asst. Corp., City of Troy, Ser. A, (MBIA),
                  5.00%, 1/15/16...............................................               Aaa/AAA                   963,810
               New York City GO,
      2,000       5.75%, 2/1/17, Ser. G.........................................               A2/A                   2,028,180
      1,500       5.75%, 2/1/19, Ser. F.........................................               A2/A                   1,515,780
      1,000       5.875%, 3/15/18, Ser. I.......................................               A2/A                   1,020,580
      1,000       6.00%, 8/1/14, Ser. H.........................................               A2/A                   1,046,220
      1,000       6.00%, 8/1/16, Ser. F.........................................               A2/A                   1,036,850
      1,000       6.95%, 8/15/12, Ser. B1, (Pre-refunded @ 101, 8/15/04) (MBIA)++             Aaa/AAA                 1,095,830
        200       7.00%, 10/1/09, Ser. B, (Pre-refunded @ 101.5, 10/1/02)++....                A2/A                     212,512
      3,000    New York City Ind. Dev. Agcy. Spec. Fac. Rev.,
                  6.125%, 1/1/24...............................................                A3/A-                  3,060,120
      1,000    State Dorm. Auth. Rev., State Univ. Fac., Ser. B, (FSA),
                  5.50%, 5/15/30...............................................               Aaa/AAA                   982,770
         15    State Medical Care Fac. Fin. Agcy. Rev.,
                  6.50%, 8/15/24...............................................                A3/A                      15,807
      1,000    State Mortgage Agcy. Rev.,
                  5.80%, 10/1/12...............................................               Aa1/NR                  1,030,380
      1,080    State Urban Dev. Corp. Rev., Correctional Cap. Fac., Ser. 6,
                  5.375%, 1/1/25...............................................               Baa1/A                  1,020,643
                                                                                                                   ------------
                                                                                                                     15,986,162
                                                                                                                   ------------
               NORTH CAROLINA--1.1%
               Medical Care Commun. Hosp. Rev.,
      1,000       4.75%, 12/1/28, Ser. B.......................................              Aa3/AA-                   839,640
      1,000       4.75%, 12/1/28, Ser. B, (MBIA)...............................              Aaa/AAA                   851,710
                                                                                                                   ------------
                                                                                                                     1,691,350
                                                                                                                   ------------
               NORTH DAKOTA--1.5%
               State Housing Fin. Agcy.,
      1,450       5.50%, 7/1/18, Ser. C........................................               Aa3/NR                  1,411,560
        885       5.85%, 7/1/10, Ser. A .......................................               Aa3/NR                    923,551
                                                                                                                   ------------
                                                                                                                      2,335,111
                                                                                                                   ------------
               OHIO--1.3%
      1,000    Hamilton Cnty. Sewer Sys. Rev., Ser. A, (MBIA),
                  5.75%, 12/1/25...............................................               Aaa/AAA                 1,015,790
        885    Summit Cnty. GO, (FGIC),
                  6.25%, 12/1/15...............................................               Aaa/AAA                   971,208
                                                                                                                   ------------

                                                                                                                      1,986,998
                                                                                                                   ------------
               PENNSYLVANIA--3.3%
      2,000    Allegheny Cnty. Hosp. Dev. Auth., Ser. B, (MBIA),
                  6.00%, 7/1/23................................................               Aaa/AAA                 2,109,760
      1,750    Philadelphia Hosp. & Higher Fac. Auth. Rev., (AMBAC),
                  5.125%, 5/15/18..............................................               Aaa/AAA                 1,646,138
      1,500    Philadelphia Water and Wastewater Rev., (MBIA),
                  5.25%, 6/15/23...............................................               Aaa/AAA                 1,429,335
                                                                                                                  -------------
                                                                                                                      5,185,233
                                                                                                                  -------------


                          MUNICIPAL ADVANTAGE FUND INC.
                             SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2000
                                   (CONTINUED)


  PRINCIPAL
   AMOUNT                                                                                CREDIT RATING*
    (000)                                                                                 (MOODY'S/S&P)                Value**
-----------------------------------------------------------------------------------------------------------------------------------

               MUNICIPAL BONDS (CONTINUED)
               SOUTH CAROLINA--2.4%
     $1,250    Charleston Cnty. GO,
                  6.125%, 9/1/13...............................................               Aa3/AA              $   1,360,213
      1,000    Public Service Auth. Rev., Ser. A, (MBIA),
                  5.75%, 1/1/15................................................               Aaa/AAA                 1,041,320
      1,450    York Cnty. Ind. Rev.,
                  5.70%, 1/1/24................................................              Baa2/BBB                 1,302,375
                                                                                                                   ------------
                                                                                                                      3,703,908
                                                                                                                   ------------
               SOUTH DAKOTA--0.7%
      1,000    Heartland Consumer Pwr. Dist. Rev.,
                  7.00%, 1/1/16................................................               Aaa/AAA                 1,142,400
                                                                                                                  -------------
               TENNESSEE--2.0%
      2,000    Housing Dev. Agcy.,
                  6.375%, 7/1/22+...............................................              Aa2/AA                  2,033,080
        960    Memphis-Shelby Cnty. Arpt. Auth. Rev., Ser. D, (AMBAC),
                  6.25% 3/1/15+................................................               Aaa/AAA                 1,024,675
                                                                                                                   ------------
                                                                                                                      3,057,755
                                                                                                                   ------------
               TEXAS--10.6%
      1,000    Alliance Arpt. Auth. Rev.,
                  6.375%, 4/1/21...............................................              Baa2/BBB                   984,800
      1,195    Arlington GO,
                  5.00%, 8/15/16...............................................               Aa2/AA                  1,145,778
      1,000    Denton Cnty. GO, (AMBAC),
                  5.00%, 7/15/16...............................................               Aaa/AAA                   962,020
      1,000    Harlandale Indpt. Sch. Dist.,
                  4.50%, 8/15/23...............................................               Aaa/NR                    839,360
        785    Harris Cnty., Toll Rd. Sub. Lien,
                  6.50%, 8/15/15...............................................                A2/AA+                   823,214
      1,250    Houston GO, Ser. A,
                  5.00%, 3/1/13................................................               Aa3/AA-                 1,232,725
               Houston Water Conveyance Syst., CP, (AMBAC),
      1,000       6.25%, 12/15/14, Ser. J......................................               Aaa/AAA                 1,096,680
      1,400       7.50%, 12/15/15, Ser. H .....................................               Aaa/AAA                 1,704,360
      2,500    Houston Water & Sewer Syst. Rev., Ser. D, (FGIC),
                  5.00%, 12/1/25...............................................               Aaa/AAA                 2,295,900
      1,000    North East Indpt. Sch. Dist.,
                  4.50%, 2/1/16................................................               Aaa/AAA                   892,830
      1,500    Port Houston Auth., Harris Cnty., GO,
                  5.75%, 10/1/17...............................................               Aa1/AA+                 1,511,865
        500    State Pub. Fin. Auth. Bldg. Rev., Ser. B, (FSA),
                  5.625%, 8/1/19...............................................               Aaa/AAA                   503,900
               Water Dev. Board Rev.,
      1,000       5.75%, 7/15/14, Ser. B.......................................               Aaa/AAA                 1,045,700
        400       5.75%, 7/15/17, Ser. A........................................              Aaa/AAA                   411,264
      1,000    Houston Univ. Revs., (MBIA),
                  5.25%, 2/15/17...............................................               Aaa/AAA                   980,720
                                                                                                                   ------------
                                                                                                                     16,431,116
                                                                                                                   ------------

                          MUNICIPAL ADVANTAGE FUND INC.
                             SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2000
                                   (CONCLUDED)


  PRINCIPAL
   AMOUNT                                                                                CREDIT RATING*
    (000)                                                                                 (MOODY'S/S&P)                Value**
-----------------------------------------------------------------------------------------------------------------------------------
               MUNICIPAL BONDS (CONCLUDED)
               UTAH--2.0%
               State Housing Fin. Agcy., (FHA),
      $ 445       6.35%, 7/1/11.................................................              Aa2/NR              $     452,770
      2,340       6.55%, 1/1/22................................................               Aaa/AAA                 2,381,184
        220       6.55%, 7/1/26................................................               Aa2/AAA                   223,713
                                                                                                                   ------------
                                                                                                                      3,057,667
                                                                                                                   ------------
               VERMONT--1.4%
               Housing Fin. Agcy.,
        910       5.70%, 5/1/12, Ser. 9 (MBIA)..................................              Aaa/AAA                   928,637
      1,175       7.85%, 12/1/29, Ser. A (FHA)..................................               A1/A                   1,194,152
                                                                                                                   ------------
                                                                                                                      2,122,789
                                                                                                                   ------------
               WASHINGTON--0.7%
      1,000    Seattle Museum Dev. Auth.,
                  6.30%, 7/1/13................................................               Aa1/AA+                 1,045,700
                                                                                                                   ------------
               WEST VIRGINIA--1.3%
      2,000    Braxton Cnty. Solid Waste Disp. Rev.,
                  6.125%-6.50%, 4/1/25-4/1/26..................................                A3/A                   1,996,050
                                                                                                                   ------------
               WISCONSIN--3.0%
      1,500    GO, Ser. B,
                  5.30%, 5/1/23+...............................................               Aa2/AA                  1,385,175
      3,500    Health & Educational Fac. Auth. Rev., (MBIA)
                  5.25%, 8/15/27...............................................               Aaa/AAA                 3,216,850
                                                                                                                   ------------
                                                                                                                      4,602,025
                                                                                                                   ------------
               WYOMING--0.7%
      1,000    Student Loan Corp. Rev., Ser. A,
                  6.20%, 6/1/24................................................                NR/AA                  1,042,660
                                                                                                                   ------------
               Total Municipal Bonds (cost--$148,530,393) .....................                                     149,290,410
                                                                                                                   ------------
               SHORT-TERM VARIABLE RATE DEMAND NOTES#--0.3%
               DELAWARE--0.1%
        200    State Econ Dev. Auth. Rev.,
                  4.55%, 11/1/00...............................................                A2/A                     200,000
                                                                                                                   ------------
               NEW YORK--0.2%
        300    State Job Dev. Auth., Ser. B1-B2,
                  4.55%, 11/1/00...............................................                A2/A+                    300,000
                                                                                                                   ------------
               Total Short-Term Variable Rate Demand Notes (cost--$500,000)....                                         500,000
                                                                                                                   ------------
               Total Investments (cost--$149,030,393+++).......................                96.8%                149,790,410
               Other assets less liabilities...................................                 3.2%                  4,987,896
                                                                                             ------                ------------
               Net Assets......................................................               100.0%               $154,778,306
                                                                                             =======               ============


                          MUNICIPAL ADVANTAGE FUND INC.
                             SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2000
                                   (CONCLUDED)



-------------------------------------------------------------------------------
 *  Unaudited

** Long-term debt securities are valued by an independent pricing service authorized by the Board of Directors.

+   Subject to Alternative Minimum Tax

++ Pre-refunded bonds are collateralized by U.S. Government or other eligible securities which are held in escrow and used to pay principal and interest and retire the bonds at the earliest refunding date.

+++ Aggregate unrealized appreciation for securities in which there is an excess of value over tax cost is $3,641,799, aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $2,881,782 and net unrealized appreciation for federal income tax purposes is $760,017. The cost basis of portfolio securities for federal income tax purposes is $149,030,393.

# Variable rate demand notes are instruments whose interest rates change on a specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). Maturity date shown is the date of next rate change.


Glossary:
---------
AMBAC--insured by American Municipal Bond Assurance Corp.
CP--Certificates of Participation
FGIC--insured by Financial Guaranty Insurance Co.
FHA--insured by Federal Housing Administration
FSA--insured by Financial Security Assurance, Inc.
GO--General Obligation Bonds
MBIA--insured by Municipal Bond Investors Assurance
NR--not rated

See accompanying notes to financial statements.

                          MUNICIPAL ADVANTAGE FUND INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2000


ASSETS:
  Investments, at value (cost--$149,030,393) ........................    $ 149,790,410
  Cash ..............................................................           47,280
  Receivable for investments called .................................        2,989,909
  Interest receivable ...............................................        2,748,645
  Prepaid expenses ..................................................            3,091
                                                                         -------------
    Total Assets ....................................................      155,579,335
                                                                         -------------
LIABILITIES:
  Dividends payable to common and preferred shareholders ............          578,280
  Investment management fee payable .................................           78,259
  Accrued expenses ..................................................          144,490
                                                                         -------------
    Total Liabilities ...............................................          801,029
                                                                         -------------
       Net Assets ...................................................    $ 154,778,306
                                                                         =============
COMPOSITION OF NET ASSETS:
   Preferred stock ($0.001 par value and $50,000 net asset and liquidation value per share applicable to 1,100 shares
     issued and outstanding).........................................      $55,000,000
                                                                         -------------
COMMON STOCK:
    Par value ($0.001 per share, applicable to 7,257,093 shares
     issued and outstanding).........................................            7,257
     Paid-in-capital in excess of par ...............................      100,618,353
   Undistributed net investment income ..............................           25,349
   Accumulated net realized loss ....................................       (1,632,670)
   Net unrealized appreciation of investments .......................          760,017
                                                                         -------------
     Net assets applicable to common shareholders ..................        99,778,306
                                                                         -------------
       Net Assets ..................................................     $ 154,778,306
                                                                         =============
       NET ASSET VALUE PER COMMON SHARE ............................           $ 13.75
                                                                               =======

See accompanying notes to financial statements.

                          MUNICIPAL ADVANTAGE FUND INC.
                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED OCTOBER 31, 2000



Investment Income:
   Interest ...........................................................    $  8,998,636
                                                                           ------------

Expenses:
  Investment management fee ...........................................         908,977
  Auction agent fees and commissions ..................................         147,255
  Legal fees ..........................................................          85,700
  Audit and tax service fees ..........................................          69,862
  Custodian fees ......................................................          49,021
  Reports to shareholders .............................................          36,340
  Transfer agent fees .................................................          34,320
  Directors' fees and expenses ........................................          28,014
  New York Stock Exchange listing fee .................................          18,872
  Insurance expense ...................................................           3,432
  Miscellaneous .......................................................           9,707
                                                                           ------------
    Total expenses ....................................................       1,391,500
      Less: expense offset ............................................          (4,199)
                                                                           ------------
      Net expenses ....................................................       1,387,301
                                                                           ------------
        Net investment income .........................................       7,611,335
                                                                           ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS:
 Net realized loss on:
   Investments ........................................................       (548,420)
   Futures contracts ..................................................       (220,069)
 Net change in unrealized appreciation/depreciation of:
   Investments ........................................................       5,049,777
   Futures contracts ..................................................          62,025
                                                                           ------------
   Net realized and unrealized gain on investments and futures contracts      4,343,313
                                                                           ------------
 Net increase in net assets resulting from investment operations ......    $ 11,954,648
                                                                           ============

See accompanying notes to financial statements.

                          MUNICIPAL ADVANTAGE FUND INC.
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                              Year ended October 31,
                                                                              ----------------------
                                                                                2000            1999
                                                                           ---------------  -------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ...........................................        $ 7,611,335    $ 7,652,219
   Net realized loss on investments and futures contracts ...........          (768,489)      (494,461)
   Net change in unrealized appreciation/depreciation of investments
      and futures contracts .........................................         5,111,802    (14,408,017)
                                                                            -----------     -----------
     Net increase (decrease) in net assets resulting from investment
      operations ...................................................         11,954,648     (7,250,259)
                                                                            -----------     -----------
DIVIDENDS TO SHAREHOLDERS:
   To preferred shareholders from net investment income .............        (2,349,067)     (1,851,326)
   To common shareholders from net investment income ...............         (5,489,991)     (5,791,160)
                                                                            -----------     -----------
     Total dividends to shareholders ................................        (7,839,058)     (7,642,486)
                                                                            -----------     -----------
       Total increase (decrease) in net assets .....................          4,115,590     (14,892,745)
NET ASSETS:
   Beginning of year ...............................................        150,662,716     165,555,461
                                                                            -----------     -----------
   End of year (including undistributed net investment income of
    $25,349 and $253,072, respectively) .............................      $154,778,306    $150,662,716
                                                                           ============    ============

See accompanying notes to financial statements.

                          MUNICIPAL ADVANTAGE FUND INC.
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2000


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Municipal Advantage Fund Inc. (the "Fund") was incorporated in Maryland on February 23, 1993 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940.

The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund:

(a) VALUATION OF INVESTMENTS

Debt securities are valued each week by an independent pricing service approved by the Board of Directors. Futures contracts are valued at the last sale price on the market where the futures contracts are principally traded. Any security or other asset for which market quotations are not readily available is valued at fair value as determined in good faith under procedures established by the Board of Directors. The Fund invests substantially all of its assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia and their political subdivisions. The issuers' abilities to meet their obligations may be affected by economic and political developments in a specific state or region.

(b) FEDERAL INCOME TAXES

The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

At October 31, 2000, the Fund had a capital loss carryforward of $1,632,670 ($369,720 of which will expire in 2004, $556,486 of which will expire in 2007 and $706,464 of which will expire in 2008) available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future net capital gains, such gains will not be distributed to shareholders.

(c) INVESTMENT  TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income is recorded on an accrual basis. Original issue discounts or premiums on debt securities purchased are accreted or amortized daily to non-taxable interest income. Market discounts, if any, are accreted daily to taxable income.

(d) DIVIDENDS AND  DISTRIBUTIONS--COMMON  STOCK

The Fund declares dividends from net investment income monthly to common shareholders. Distributions of net realized capital gains, if any, are paid at least annually. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital in excess of par.

                          MUNICIPAL ADVANTAGE FUND INC.
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2000
                                   (CONTINUED)

(e) FUTURES CONTRACTS

A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contracts, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized appreciation or depreciation. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The Fund invests in futures contracts solely for the purpose of hedging its existing portfolio securities or securities the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. The use of futures involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of the counterparties to meet the terms of their contracts. The Fund did not have any futures contracts outstanding at October 31, 2000.

(f) EXPENSE OFFSET

The Fund benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian expenses. Had these cash balances been invested in income producing securities, they would have generated income for the Fund.

2. INVESTMENT MANAGER AND ADVISER

On September 17, 1999 the Board of Directors of the Fund approved the assignment of the Management Agreement between the Fund and Value Advisors LLC to PIMCO Advisors L.P. (the "Investment Manager"), the parent of Value Advisors LLC. The assignment did not require the approval of the shareholders of the Fund. Subsequent to the assignment, services are being provided by the same persons who provided services on behalf of Value Advisors LLC. The Management Agreement between Value Advisors LLC and the Fund was approved by the Fund's shareholders on October 14, 1997 and became effective on November 5, 1997. Prior thereto, Advantage Advisers, Inc., a wholly-owned subsidiary of CIBC World Markets Corp., served as the Fund's investment manager. The Investment Manager, among other things supervises the Fund's investment program, including advising and consulting with OpCap Advisors, the Fund's investment adviser (the "Adviser") regarding the Fund's overall investment strategy. Pursuant to an Investment Advisory Agreement, the Adviser is responsible on a day-to-day basis for investing the Fund's portfolio in accordance with its investment objectives and policies. The Adviser is an indirect wholly-owned subsidiary of the Investment Manager and was acquired by the Investment Manager on November 4, 1997.

On May 5, 2000 the general partners of the Investment Manager closed the transactions contemplated by the Implementation and Merger Agreement dated as of October 31, 1999 ("Implementation Agreement"), as amended March 3, 2000, with Allianz of America, Inc., Pacific Asset Management LLC, PIMCOPartners LLC, PIMCO Holding LLC, PIMCO Partners, G.P., and other parties to the Implementation Agreement. As a result of completing these transactions, the Investment Manager is now majority-owned indirectly by Allianz AG with subsidiaries of Pacific Life Insurance Company retaining a significant minority interest. Allianz AG is a German based insurer. Pacific Life Insurance Company is a Newport Beach, California based insurer. For the Fund, the change of control as a result of the closing of the Implementation Agreement resulted in the automatic termination of the current investment management agreement with the Investment Manager and the current investment advisory/administration agreements with the Adviser. Prior to the closing of the Implementation Agreement, the Board of Directors and stockholders of the Fund approved new agreements with the Investment Manager and the Adviser to become effective upon the closing of the Implementation Agreement.

                          MUNICIPAL ADVANTAGE FUND INC.
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2000
                                   (CONCLUDED)

For its services, the Investment Manager receives a monthly fee at an annual rate of 0.60% of the Fund's average weekly net assets and the Adviser receives from the Investment Manager a monthly fee at an annual rate of 0.36% of the Fund's average weekly net assets. The Investment Manager informed the Fund that it paid the Adviser $545,386 for the year ended October 31, 2000.

3. INVESTMENTS IN SECURITIES

For the year ended October 31, 2000, aggregate purchases and sales of investments, other than short-term securities, were $40,426,292 and $43,524,968, respectively.

4. CAPITAL

There are 100 million shares of $0.001 par value common stock authorized. The Fund's charter provides that the Board of Directors may classify or reclassify any unissued shares of capital stock into one or more additional classes or series, with rights determined by the Board of Directors. The Fund's Board of Directors has authorized the reclassification of 1,100 shares of common stock to Auction Rate Preferred Stock ("Preferred Stock").

For the years ended October 31, 2000 and October 31, 1999, there were no transactions in shares of common stock.


5. AUCTION RATE PREFERRED STOCK

The Fund has issued 1,100 shares of Preferred Stock with a net asset and liquidation value of $50,000 per share plus accrued dividends.

Dividends are accumulated daily at an annual rate set through auction procedures. The annualized dividend rate ranged from 3.75% to 5.10% during the fiscal year and was 4.25% at October 31, 2000. Distributions of net realized gains, if any, are paid annually.

The Fund is subject to certain limitations and restrictions while Preferred Stock is outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Stock at its liquidation value.

The Preferred Stock, which is entitled to one vote per share, generally votes with the common stock but votes separately as a class to elect two Directors and on any matters affecting the rights of the Preferred Stock.

6. SUBSEQUENT DIVIDEND DECLARATIONS

On November 1, 2000, a dividend of $0.06 per share was declared to common shareholders payable December 1, 2000 to shareholders of record on November 17, 2000.

On   December  1, 2000,  a dividend  of $0.06 per share was  declared  to common shareholders payable December 29, 2000 to shareholders of record on December 15, 2000.

7. TRANSACTIONS WITH AFFILIATES

For the year ended October 31, 2000, the Fund paid $7,500 to Deutsche Bank AG, an affiliate of Allianz AG, for auction agent services in connection with the Fund's Preferred Stock.

                          MUNICIPAL ADVANTAGE FUND INC.
                              FINANCIAL HIGHLIGHTS



For a share of common stock outstanding throughout each year:


                                                                            Year ended October 31,
                                                      ----------------------------------------------------------------
                                                           2000        1999          1998         1997          1996
                                                      -----------   ------------  -----------  -----------  ----------
Net asset value, beginning of year ................   $   13.18     $   15.23     $  14.64     $  13.96     $  13.77
                                                      ---------     ---------     --------     --------     --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income .............................        1.05          1.05         1.07         1.08         1.09
Net realized and unrealized gain (loss)
   on investments and futures contracts ...........        0.60         (2.04)        0.60         0.68         0.17
                                                      ---------     ---------     --------     --------     --------
     Total from investment operations .............        1.65         (0.99)        1.67         1.76         1.26
                                                      ---------     ---------     --------     --------     --------
DIVIDENDS TO SHAREHOLDERS:
To preferred shareholders from net
   investment income ...............................      (0.32)        (0.26)       (0.28)       (0.28)       (0.29)
To common shareholders from net
   investment income ...............................      (0.76)        (0.80)       (0.80)       (0.80)       (0.78)
                                                      ---------     ---------     --------     --------     --------
     Total dividends to shareholders ...............      (1.08)        (1.06)       (1.08)       (1.08)       (1.07)
                                                      ---------     ---------     --------     --------     --------
Net asset value, end of year .......................  $   13.75     $   13.18      $ 15.23     $  14.64     $  13.96
                                                      =========     =========     ========     ========     ========
Market price, end of year ..........................  $  11.375     $   11.75     $ 14.125     $13.1875     $ 11.875
                                                      =========     =========     ========     ========     ========
Total Investment Return (1) ........................        3.4%       (11.6)%        13.6%        18.4%         9.2%
                                                         ======        ======        =====        =====         ====

Ratios/Supplemental Data:
Net assets applicable to common
   shareholders, end of year (000's) ...............  $  99,778       $95,663    $110,555      $106,219     $101,297
Ratio of net expenses to average net assets (2)(3) .       1.44%         1.36%       1.31%         1.39%        1.40%
Ratio of net investment income to average net assets
  (2)(3)............................................       7.89%         7.22%       7.13%        7.64%         7.88%
Asset coverage per share of preferred stock ........  $ 140,473      $136,768    $150,252     $146,251      $141,788
Portfolio turnover .................................        27%            22%         44%          44%           27%
--------------------------------------------------------------------------------------------------------------------

(1)Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each year reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.

(2)Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.

(3)Inclusive of expenses offset by earning credits from custodian bank. (See note 1f in Notes to Financial Statements).

                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors and Shareholders of Municipal Advantage Fund Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Municipal Advantage Fund Inc. (the "Fund") at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.



PricewaterhouseCoopers  LLP
1177 Avenue of the Americas
New York, New York 10036
December 11, 2000

                          MUNICIPAL ADVANTAGE FUND INC.


TAX INFORMATION:

We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise shareholders within 60 days of the Fund's fiscal year end (October 31, 2000) as to the federal tax status of dividends and distributions received by shareholders during such fiscal year. Accordingly, we are advising that substantially all dividends paid from net investment income during the fiscal year ended October 31, 2000 were federally exempt interest dividends, although the Fund did invest in securities which paid interest subject to the federal alternative minimum tax during the fiscal year. The percentage of dividends paid from net investment income subject to such tax was 35.7%. Additionally, the Fund invested in municipal bonds containing market discount, whose accretion is taxable. Accordingly, 0.24% of the Fund's dividends paid during the fiscal year are taxable. Per share dividends for the fiscal year ended October 31, 2000 were as follows:


 Dividends to common shareholders from net investment income           $0.7565
 Dividends to preferred shareholders from net investment income      $2,135.52

Since the Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2000. In January 2001, you will be advised on IRS Form 1099 DIV as to the federal tax status of the dividends received in calendar 2000. The amount that will be reported, will be the amount to be used on your 2000 federal income tax return and may differ from the amount which we must report in connection for the Fund's fiscal year ended October 31, 2000. Shareholders are advised to consult with their tax advisers as to the federal, state and local tax status of the income received from the Fund. An allocation of interest income by state will also be provided which may be of value in reducing a shareholder's state or local tax liability, if any.

------------------------------------------------------------------------------
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN:

The Fund has a Dividend Reinvestment and Cash Purchase Plan (the "Plan") in which all dividends and distributions paid to Common Stockholders are automatically reinvested in additional shares of the Fund (unless a shareholder elects to receive cash). EquiServe L.P. ( the "Plan Agent") serves as agent for the holders of Common Stock in administering the Plan. Subsequent to the Fund paying a dividend and/or distribution, the Plan Agent, as agent for the participants, receives cash and uses it to purchase Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Fund does not issue any new shares of Common Stock in connection with the Plan. The Plan Agent's fees for the reinvestment of dividends and distributions are paid for by the Fund. Each participant also pays a pro rata share of the brokerage commission incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment. The receipt of dividends and distributions under the Plan does not relieve participants of any income tax which may be payable on such dividends or distributions. Participation in the
Plan  may be  terminated  at any  time by  written  notice  to the  Plan  Agent.
Participants also have an option to make additional cash payments to the Plan Agent for the purchase of Common Stock with a minimum investment of $250. All correspondence concerning the Plan including requests for additional information or requests to be included or excluded from the Plan should be addressed to the applicable bank, broker-dealer or other nominee or in the case of shareholders whose shares are registered in their own name to EquiServe L.P., Post Office Box 8200, Boston, Massachusetts 02266 or by telephone at 1-800-426-5523.
-------------------------------------------------------------------------------

OTHER INFORMATION:

Since October 31, 1999, there have been no: (i) material changes in the Fund's investment objectives or policies; (ii) changes to the Fund's charter or by-laws; (iii) material changes in the principal risk factors associated with investment in the Fund; or (iv) change in the person primarily responsible for the day-to-day management of the Fund's portfolio.

                          MUNICIPAL ADVANTAGE FUND INC.
                           ANNUAL SHARE HOLDER MEETING

The Fund held its annual meeting of shareholders on February 24, 2000. Shareholders for both common and preferred stock voted to: 1) approve a new management agreement between PIMCO Advisors L.P. and the Fund; 2) approve a new investment advisory and administration agreement among PIMCO Advisors L.P., OpCap Advisors and the Fund; 3) elect Jeswald W. Salacuse as a director of the Fund; and 4) ratify the appointment of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending October 31, 2000.

The resulting vote count for each proposal is indicated below.



                                                                                                               WITHHOLD
                                                                    AFFIRMATIVE              AGAINST           AUTHORITY
                                                                    -----------              -------           ---------
1) Approval of a new management agreement
   between PIMCO Advisors L.P. and the Fund.                         6,135,887              136,472             143,567

2) Approval of a new investment advisory and
   administration agreement among PIMCO
   Advisors L.P., OpCap Advisors and the Fund.                       6,132,655              136,930             146,341

3) Election of Jeswald W. Salacuse.                                  6,313,354                --                102,572

4) Ratification of the appointment of
   PricewaterhouseCoopers LLP as the Fund's
   independent accountants for the fiscal year
   ending October 31, 2000.                                          6,279,155               72,585              64,186


In addition to the re-election of Jeswald W. Salacuse, Robert E. Connor*, Raymond D. Horton and Stephen J. Treadway* continue to serve as Directors of the Fund.

* Preferred Stock Director

MUNICIPAL ADVANTAGE FUND INC.


DIRECTORS AND PRINCIPAL OFFICERS
STEPHEN J. TREADWAY
  Director and Chairman of the Board
ROBERT E. CONNOR
  Director
RAYMOND D. HORTON
  Director
JESWALD W. SALACUSE
  Director
BERNARD H. GARIL
  President
NEWTON B. SCHOTT, JR.
  Executive Vice President and Assistant Secretary
MATTHEW GREENWALD
  Executive Vice President
BRIAN S. SHLISSEL
  Treasurer
ELLIOT M. WEISS
  Secretary

INVESTMENT MANAGER

PIMCO Advisors L.P.
800 Newport Center Drive
Newport Beach, CA 92660

INVESTMENT ADVISER

OpCap Advisors
1345 Avenue of the Americas
New York, NY 10105

TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR

EquiServe L.P.
Post Office Box 8200
Boston, MA 02266

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP                                [MAF LOGO]
1177 Avenue of the Americas
New York, NY 10036

This report, including the financial information herein, is transmitted to the shareholders of Municipal Advantage Fund Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.








                                  ANNUAL REPORT
                                OCTOBER 31, 2000



                          MUNICIPAL ADVANTAGE FUND INC.